                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 ____________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) January 17, 1997

                        Commission file number 33-84262

           MVE HOLDINGS, INC.                                                              MVE, INC.
-----------------------------------------                                       -------------------------------
     (Exact name of co-registrant as                                            (Exact name of co-registrant as
        specified in its charter)                                                  specified in its charter)


          Delaware                 41-1641718                  Delaware                     41-1396485
----------------------------   -------------------   ----------------------------     -----------------------
(State or other jurisdiction    (I.R.S. Employer     (State or other jurisdiction        (I.R.S. Employer
    of incorporation or        Identification No.)       of incorporation or            Identification No.)
       organization)                                        organization)


                        Two Appletree Square, Suite 100
                            8011 34th Avenue South
                         Bloomington, Minnesota  55425
                   (Address of principal executive offices)


       Registrant's telephone number, including area code (612) 853-9600


                                Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changes since last report)
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Items 1, 2, 3, 5, and 6 are not applicable and are therefore omitted.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On January 17, 1997, MVE Holdings, Inc. ("Holdings") and MVE, Inc. ("MVE") terminated the services of Arthur Andersen LLP as their principal accountant and engaged Deloitte & Touche LLP as their principal accountant to audit their financial statements for the fiscal year ending December 31, 1996. The decision to change accountants was approved by the Boards of Directors of Holdings and MVE.

In connection with the audits of the fiscal years ended February 29, 1996 and February 28, 1995, and in the subsequent interim period through the date of dismissal, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Arthur Andersen LLP's report on the consolidated financial statements as of and for the years ended February 29, 1996 and February 28, 1995, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 16. Arthur Andersen LLP letters regarding Change In Certifying Accountant.


ITEM 8.  CHANGE IN FISCAL YEAR

On January 17, 1997, the Boards of Directors of Holdings and MVE adopted a resolution to change the fiscal year of the corporations from the last day in February to a calendar year. The change in fiscal year is effective for the 1996 fiscal year and will be used in the corporation's next report on Form 10-K with respect to the fiscal year ended December 31, 1996.



                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 1997


                                       MVE HOLDINGS, INC.
                                       By: /s/ J. David O'Halloran
                                          ------------------------------
                                          J. David O'Halloran
                                          President and Chief Executive Officer



                                       MVE, INC.
                                       By: /s/ J. David O'Halloran
                                          -------------------------------------
                                          J. David O'Halloran
                                          President and Chief Executive Officer